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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549


                             FORM 8-K


                          CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): April 29, 2004



                       GARDNER DENVER, INC.
      (Exact name of Registrant as Specified in its Charter)

         DELAWARE                        1-13215              76-0419383

(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
Incorporation or Organization)         File Number)       Identification No.)


                     1800 GARDNER EXPRESSWAY
                      QUINCY, ILLINOIS 62301
      (Address of Principal Executive Offices and Zip Code)

                          (217) 222-5400
       (Registrant's Telephone Number, Including Area Code)



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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 29, 2004, Gardner Denver, Inc. conducted a conference call to discuss the Company's earnings for the three months ended March 31, 2004, certain recent activities, and updated guidance as to results for 2004. The associated press release was issued on April 28, 2004, and furnished pursuant to
Item 12 of Form 8-K that day with the Securities and Exchange Commission. The call was broadly accessible to the public pursuant to a live webcast available through the Investor Relations page on the Company's website, www.gardnerdenver.com, as contemplated by Item 12(b) of Form 8-K. An audio file of the webcast will remain available for 90 days following the call.

During the call, the Company disclosed the following additional information not contained in the press release:



                                       GARDNER DENVER, INC.
                                    BUSINESS SEGMENT RESULTS
                                         (in millions)
                                          (unaudited)

                                                          THREE MONTHS ENDED
                                                            MARCH 31, 2004
                                        ---------------------------------------------------------

                                                              GARDNER DENVER
                                        TOTAL AS REPORTED     (LESS SYLTONE)         SYLTONE
                                        -------------------  ------------------  ----------------
COMPRESSED AIR PRODUCTS
   Revenues                                   $123.0               $93.8              $29.2
   Orders                                      139.7               108.2               31.5
   Backlog                                      77.9                62.9               15.0

FLUID TRANSFER PRODUCTS
   Revenues                                     31.4                18.3               13.1
   Orders                                       36.4                27.1                9.3
   Backlog                                      30.5                18.5               12.0

         Net cash provided by operating activities for the three months ended March 31, 2004 was $3.5 million. The non-recurring, non-cash adjustment of inventory to fair value, related to the acquisition of Syltone, reduced diluted earnings per share during the first quarter of 2004 by approximately $0.05.

         The Company is also disclosing in this Current Report that accounts payable and accrued liabilities at March 31, 2004 was $123.7 million.


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         The information in this Current Report on Form 8-K shall
not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




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                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  GARDNER DENVER, INC.

Date:  April 30, 2004             By:   /s/ Daniel C. Rizzo, Jr.
                                      --------------------------
                                      Daniel C. Rizzo, Jr.
                                      Vice President and Corporate Controller
                                      (Chief Accounting Officer)










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